UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
BioMed Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland	000-54089	20-1320636

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
Explanatory Note:
          On September 22, 2010, BioMed Realty Trust, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission, which included certain financial statements and related notes for the Gateway Business Park and Science Center at Oyster Point life science campuses in South San Francisco, California (the “South San Francisco Properties”) and the Company’s pro forma financial information and related notes for completed acquisitions of identified properties, including the South San Francisco Properties. The Company completed the acquisition of the South San Francisco Properties on October 26, 2010, which was funded by borrowings on the Company’s unsecured line of credit. The interest rate swap was not assumed in connection with the close of the acquisition. This Current Report on Form 8-K updates the financial statements and related notes as of and for the nine months ended September 30, 2010 for the South San Francisco Properties and the Company’s pro forma financial information and related notes for completed acquisitions through September 30, 2010. This Current Report on Form 8-K also includes BioMed Realty, L.P.’s pro forma financial information and related notes for completed acquisitions through September 30, 2010, including the South San Francisco Properties.
(a) Financial statements:

Chamberlin Portfolio (Referred to as the South San Francisco Properties herein)

Report of Independent Auditor.

Combined Statements of Revenue and Certain Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009.

Notes to Statements of Revenues and Certain Expenses.

(b) Pro forma financial information:

BioMed Realty Trust, Inc.:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010.

Unaudited Pro Forma Consolidated Statement of Income of BioMed Realty Trust, Inc. for the nine months ended September 30, 2010.

Unaudited Pro Forma Consolidated Statement of Income of BioMed Realty Trust, Inc. for the year ended December 31, 2009.

Notes to Pro Forma Consolidated Balance Sheet and Statements of Income.

BioMed Realty, L.P.:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010.

Unaudited Pro Forma Consolidated Statement of Income of BioMed Realty, L.P. for the nine months ended September 30, 2010.

Unaudited Pro Forma Consolidated Statement of Income of BioMed Realty, L.P. for the year ended December 31, 2009.

Notes to Pro Forma Consolidated Balance Sheet and Statements of Income.

Independent Auditor’s Report
The Board of Directors
BioMed Realty Trust, Inc.:
We have audited the accompanying combined statement of revenue and certain expenses of the Chamberlin Portfolio (the Portfolio) for the year ended December 31, 2009. This combined statement is the responsibility of the management of BioMed Realty Trust, Inc. Our responsibility is to express an opinion on this combined statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission, as described in note 1. The presentation is not intended to be a complete presentation of the Portfolio’s combined revenues and expenses.
In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in note 1 of the Chamberlin Portfolio for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
San Diego, California
September 21, 2010

CHAMBERLIN PORTFOLIO
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(In thousands)

	Nine Months
	Ended	Year Ended
	September 30, 2010	December 31, 2009
	(Unaudited)
Revenue:
Rental	$18,147	$18,484
Tenant recoveries	2,394	2,609
Other	8	20

Total revenue	20,549	21,113

Certain expenses:
Rental operations	1,459	1,627
Real estate taxes	930	982

Total certain expenses	2,389	2,609

Income from operations	18,160	18,504

(Loss)/gain on derivative instrument (Note 5)	(3,529)	129

Revenue in excess of certain expenses	$14,631	$18,633

See accompanying notes to statements of revenue and certain expenses.

CHAMBERLIN PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN
EXPENSES
Nine Months Ended September 30, 2010 (unaudited) and Year Ended
December 31, 2009
(Tabular amounts in thousands)
(1) Basis of Presentation
     The accompanying combined statements of revenue and certain expenses of the Chamberlin Portfolio are comprised of eight properties at the Science Center at Oyster Point and Gateway Business Park in South San Francisco, California (the “Portfolio”). The Portfolio represents approximately 489,000 total rentable square feet of office and laboratory space. The eight properties are 100% leased to 3 tenants.
     The Portfolio is owned by Chamberlin Associates (Chamberlin) and certain of its affiliates. A wholly owned subsidiary of BioMed Realty Trust, Inc. plans to acquire the portfolio for approximately $298 million plus closing costs. The purchase price includes a cash payment of $290.3 million and the expected assumption of an estimated $7.9 million interest rate swap liability (see Note 5). The purchase is expected to be consummated during the fourth quarter of 2010. The accompanying combined statements of revenue and certain expenses include the accounts of the Portfolio except as listed below, and all significant intercompany amounts have been eliminated.
     The accompanying combined statements of revenue and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for the acquisition of one or more real estate properties which in aggregate are significant. The Portfolio is considered a group of related properties as the individual properties are under common control and management by the Seller and the acquisition of a single property in the Portfolio was conditional on the acquisition of the other properties. Therefore, a single combined statements of revenue and certain expenses is presented. The combined statement of revenue and certain expenses excludes the following expenses and, as a result, may not be reflective of the proposed future operations of the Portfolio:
•	Depreciation and amortization

•	Income taxes

•	Interest expense

•	Payroll and other costs not directly related to the proposed future operations of the Portfolio
     Management is not aware of any material factors relating to the Portfolio other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.
(2) Summary of Significant Accounting Policies and Practices
(a) Revenue Recognition
     Rental revenue is recognized on a straight-line basis over the term of the respective leases. The straight-line rent adjustment for minimum rents decreased base contractual rental revenue by $2.0 million and $2.5 million, respectively, for the nine months ended September 30, 2010 and for the year ended December 31, 2009. Tenant reimbursements for real estate taxes, management fees (see Note 4) and common area maintenance costs are recognized in the period the expenses are incurred and billed to tenants pursuant to the corresponding lease agreements.
(b) Use of Estimates
     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the combined statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
(c) Unaudited Interim Combined Statements
     The combined statements of revenue and certain expenses and associated footnote disclosures for the nine months ended September 30, 2010 are unaudited. In the opinion of management, the statement and disclosures reflect all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.
(3) Minimum Future Lease Rentals
     Minimum rents to be received under non-cancelable lease agreements as of December 31, 2009, with terms ranging from one year to 14 years are as follows:

Year
2010	$26,628
2011	27,136
2012	27,038
2013	16,303
2014	15,764
Thereafter	126,485

$239,354

(4) Management fees
     Rental operations expense includes fees charged for property management services provided by Chamberlin to the properties in the amount of $648,000 and $656,000, respectively, for the nine months ended September 30, 2010 and for the year ended December 31, 2009.
(5) Derivative instrument
     An interest rate swap liability with a fair-value of approximately $7.9 million as of September 30, 2010 is expected to be assumed in conjunction with the acquisition of the portfolio. The related debt, previously hedged by this interest rate swap will not be assumed. Accordingly, the combined statements of revenue and certain expenses include a (loss)/gain on derivative instrument related to changes in the fair-value of the interest rate swap for the periods presented.
(6) Concentration of Credit Risk
     For the year ended December 31, 2009, one tenant, Elan Pharmaceuticals, Inc. accounted for approximately 91.4% of rental revenues.
(7a) Subsequent Events
      The Company has evaluated subsequent events related to the Portfolio for recognition or disclosure through September 21, 2010, which is the date the combined statements of revenue and certain expenses was available to be issued, and determined that there are no other items to disclose.
(7b) Subsequent Events (unaudited)
     The Company completed the acquisition of the Portfolio on October 26, 2010, which was funded by borrowings on the Company’s unsecured line of credit. The interest rate swap was not assumed in connection with the close of the acquisition. For purposes of the unaudited interim nine month period ended September 30, 2010, the Company has evaluated subsequent events related to the Portfolio for recognition or disclosure through November 15, 2010, which is the date the combined statement of revenue and certain expenses was available to be issued, and determined that there were no other items to disclose.

INDEX TO FINANCIAL STATEMENTS

Page
BioMed Realty Trust, Inc.:
Unaudited Pro Forma Consolidated Financial Statements:
Pro Forma Consolidated Balance Sheet as of September 30, 2010	F-7
Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2010	F-8
Pro Forma Consolidated Statement of Income for the year ended December 31, 2009	F-9
Notes to Pro Forma Consolidated Balance Sheet and Statements of Income	F-10

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
     The unaudited pro forma consolidated financial statements of BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), as of September 30, 2010, and for the nine months ended September 30, 2010 and the year ended December 31, 2009, are presented as if the completed acquisition of the following properties had occurred on September 30, 2010 for the pro forma consolidated balance sheet, and on January 1, 2009 for the unaudited pro forma consolidated statements of income:
•	The acquisition of 55 and 65 West Watkins for approximately $14.4 million, which occurred on February 23, 2010;

•	The acquisition of Gazelle Court for approximately $11.6 million, which occurred on March 30, 2010;

•	The acquisition of Medical Center Drive for approximately $53.0 million, which occurred on May 3, 2010;

•	The acquisition of 50 West Watkins for approximately $14.2 million, which occurred on May 7, 2010;

•	The acquisition of 4775 and 4785 Executive Drive for approximately $27.3 million, which occurred on July 15, 2010;

•	The acquisition of 3500 Paramount Parkway for approximately $17.5 million, which occurred on July 20, 2010;

•	The acquisition of 11838 Sorrento Valley Road for approximately $12.4 million, which occurred on September 10, 2010;

•	The acquisition of 4570 Executive Drive for approximately $63.5 million, which occurred on September 17, 2010;

•	The acquisition of 10240 Science Center Drive for approximately $17.8 million, which occurred on September 23, 2010;

•	The acquisition of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley for approximately $29.4 million, including the assumption of a mortgage note of approximately $13.3 million, which occurred on October 15, 2010;

•	The acquisition of 11404 and 11408 Sorrento Valley Road for approximately $9.9 million, which occurred on October 18, 2010; and

•	The acquisition of the Chamberlin Portfolio for approximately $298.0 million, which occurred on October 26, 2010.
     The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Company and the notes thereto, included in the Company’s Form 10-K for the year ended December 31, 2009, and its Form 10-Q for the quarterly period ended September 30, 2010 filed with the Securities and Exchange Commission.
     The pro forma consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming the completion of the actual acquisitions, nor do they purport to project the Company’s financial position or results of operations as of any future date or any future period. In addition, the pro forma consolidated financial statements include pro forma allocations of the purchase price of the completed acquisition of the above properties in some cases based upon preliminary estimates of the fair-value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon completion of the acquisition and finalization of these preliminary estimates.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2010
(Unaudited)
(In thousands)

		Chamberlin	Other	Pro Forma
		Portfolio	Subsequent	BioMed Realty
	September 30, 2010	Acquisition	Acquisitions	Trust, Inc.
		(A)	(B)
ASSETS
Investment in real estate, net	$3,207,957	$240,254	$36,059	$3,484,270
Investment in unconsolidated partnerships	58,565	—	—	58,565
Cash and cash equivalents	20,687	—	—	20,687
Restricted cash	12,384	—	—	12,384
Accounts receivable, net	7,333	—	—	7,333
Accrued straight-line rents, net	102,567	—	—	102,567
Acquired above-market leases, net	3,796	28,783	842	33,421
Deferred leasing costs, net	88,828	29,016	3,383	121,227
Deferred loan costs, net	12,394	—	—	12,394
Other assets	58,042	(5,001)	(1,265)	51,776

Total assets	$3,572,553	$293,052	$39,019	$3,904,624

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable, net	$662,522	$—	$13,771	$676,293
Exchangeable senior notes due 2026, net	19,432	—	—	19,432
Exchangeable senior notes due 2030	180,000	—	—	180,000
Unsecured senior notes due 2020, net	247,523	—	—	247,523
Unsecured line of credit	14,050	292,999	24,666	331,715
Security deposits	10,883	—	—	10,883
Dividends and distributions payable	26,992	—	—	26,992
Accounts payable, accrued expenses, and other liabilities	75,319			75,319
Derivative instruments	5,453	—	—	5,453
Acquired lease obligations, net	8,031	53	582	8,666

Total liabilities	1,250,205	293,052	39,019	1,582,276

Equity:
Stockholders’ equity:
Preferred stock	222,413			222,413
Common stock	1,308	—	—	1,308
Additional paid-in capital	2,369,952	—	—	2,369,952
Accumulated other comprehensive loss	(73,840)	—	—	(73,840)
Dividends in excess of earnings	(207,419)	—	—	(207,419)

Total stockholders’ equity	2,312,414	—	—	2,312,414
Noncontrolling interests	9,934	—	—	9,934

Total equity	2,322,348	—	—	2,322,348

Total liabilities and stockholders’ equity	$3,572,553	$293,052	$39,019	$3,904,624

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Nine Months Ended September 30, 2010
(Unaudited)
(In thousands, except per share data)

		First,
		Second and
		Third				Pro Forma
		Quarter	Chamberlin	Other	Other	BioMed
		2010	Portfolio	Subsequent	Financing	Realty
	September 30, 2010	Acquisitions	Acquisition	Acquisitions	Transactions	Trust, Inc.
		(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$215,950	$7,575	$16,283	$2,320	$—	$242,128
Tenant recoveries	63,823	2,090	3,725	688	—	70,326
Other income	1,628	—	8	—	—	1,636

Total revenues	281,401	9,665	20,016	3,008	—	314,090

Expenses:
Rental operations	54,926	1,344	1,459	659	—	58,388
Real estate taxes	26,832	1,235	2,261	325	—	30,653
Depreciation and amortization	83,159	4,837	10,630	2,020	—	100,646
General and administrative	19,523	—	—	—	—	19,523
Acquisition related expenses	2,388	—	—	—	—	2,388

Total expenses	186,828	7,416	14,350	3,004	—	211,598

Income from operations	94,573	2,249	5,666	4	—	102,492
Equity in net loss of unconsolidated partnerships	(686)	—	—	—	—	(686)
Interest income	126	—	—	—	—	126
Interest expense	(64,719)	—	—	(104)	(3,335)	(68,158)
Loss on derivative instruments	(634)	—	—	—	—	(634)
Loss on extinguishment of debt	(2,286)	—	—	—	—	(2,286)

Net income	26,374	2,249	5,666	(100)	(3,335)	30,854
Net income attributable to noncontrolling interests	(321)	—	—	—	—	(321)

Net income attributable to Company	26,053	2,249	5,666	(100)	(3,335)	30,533

Preferred stock dividends	(12,722)	—	—	—	—	(12,722)

Net income available to common stockholders	$13,331	$2,249	$5,666	$(100)	$(3,335)	$17,811

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.12					$0.16

Weighted-average common shares outstanding:
Basic	107,003,096					107,003,096

Diluted	110,028,740					110,028,740

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2009
(Unaudited)
(In thousands, except per share data)

		First,
		Second and Third				Pro Forma
		Quarter	Chamberlin	Other	Other	BioMed
	December 31,	2010	Portfolio	Subsequent	Financing	Realty
	2009	Acquisitions	Acquisition	Acquisitions	Transaction	Trust, Inc.
		(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$269,901	$14,349	$16,405	$2,932	$—	$303,587
Tenant recoveries	77,406	4,102	4,643	918	—	87,069
Other income	13,859	—	20	—	—	13,879

Total revenues	361,166	18,451	21,068	3,850	—	404,535

Expenses:
Rental operations	73,213	2,264	1,627	878	—	77,982
Real estate taxes	31,611	2,391	3,016	433	—	37,451
Depreciation and amortization	109,620	8,697	12,331	2,693	—	133,341
General and administrative	22,455	—	—	—	—	22,455
Acquisition related expenses	464	—	700	196	—	1,360

Total expenses	237,363	13,352	17,674	4,200	—	272,589

Income from operations	123,803	5,099	3,394	(350)	—	131,946
Equity in net loss of unconsolidated partnerships	(2,390)	—	—	—	—	(2,390)
Interest income	308	—	—	—	—	308
Interest expense	(64,998)	—	—	(624)	(4,765)	(70,387)
Gain on derivative instruments	203	—	—	—	—	203
Gain on extinguishment of debt	3,264	—	—	—	—	3,264

Net income	60,190	5,099	3,394	(974)	(4,765)	62,944
Net income attributable to noncontrolling interests	(1,468)	—	—	—	—	(1,468)

Net income attributable to Company	58,722	5,099	3,394	(974)	(4,765)	61,476
Preferred stock dividends	(16,963)	—	—	—	—	(16,963)

Net income available to common stockholders	$41,759	$5,099	$3,394	$(974)	$(4,765)	$44,513

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.45					$0.48
Weighted-average common shares outstanding:
Basic	91,011,123					91,011,123

Diluted	91,851,002					95,082,075

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME
(Unaudited)
(Tabular amounts in thousands)
1. Adjustments to the Pro Forma Consolidated Balance Sheet
Presentation
     The accompanying unaudited pro forma consolidated balance sheet of the Company reflects adjustments for completed acquisitions as if they occurred on September 30, 2010:
•	The acquisition of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley for approximately $29.4 million, including the assumption of a mortgage note of approximately $13.3 million, which occurred on October 15, 2010;

•	The acquisition of 11404 and 11408 Sorrento Valley Road for approximately $9.9 million, which occurred on October 18, 2010; and

•	The acquisition of the Chamberlin Portfolio for approximately $298.0 million, which occurred on October 26, 2010.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited pro forma consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on September 30, 2010, nor does it purport to represent the future financial position of the Company.
Adjustments
     The adjustments to the pro forma consolidated balance sheet as of September 30, 2010 are as follows:
     (A) Reflects the acquisition of the Chamberlin Portfolio from a third party that closed on October 26, 2010 for approximately $298.0 million, excluding closing costs, which was funded by borrowings on the Company’s unsecured line of credit and a reduction of $5.0 million in other assets related to a deposit previously paid for this acquisition:

Investment in real estate, net	$240,254
Intangible assets (1)	57,799
Intangible liabilities(2)	(53)

Net assets acquired	$298,000

(1)	A portion of the purchase price has been allocated to identified intangible assets for above-market leases in the amount of $28.8 million, which is amortized to rental income over the remaining non-cancelable term of the leases, and the value of in-place leases and management fees in the amount of $29.0 million, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases.

(2)	A portion of the purchase price has been allocated to identified intangible assets for a below-market lease in the amount of $53,000, which is amortized to rental income over the remaining non-cancelable term of the lease.
     (B) Reflects the other subsequent acquisitions of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley, which occurred on October 15, 2010, and 11404 and 11408 Sorrento Valley Road, which occurred on October 18, 2010, for an aggregate purchase price of approximately $39.3 million, including the assumption of a mortgage note payable in the amount of $13.3 million (including $436,000 of debt premium), which was funded by borrowings on the Company’s unsecured line of credit and a reduction of $1.3 million in other assets related to deposits previously paid for these acquisitions as of September 30, 2010:

Investment in real estate, net	$36,059
Intangible assets (1)	4,225
Acquired debt premium(2)	(436)
Intangible liabilities(3)	(582)

Net assets acquired	$39,266

(1)	A portion of the purchase price has been allocated to identified intangible assets for above-market leases in the amount of $842,000, which is amortized to rental income over the remaining non-cancelable term of the leases, and the value of in-place leases and management fees in the amount of $3.4 million which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases.

(2)	Debt premiums are recorded upon assumption of mortgages at the time of acquisition to account for above-market interest rates. Amortization of this premium is recorded as a reduction to interest expense over the remaining term of the respective mortgage.

(3)	A portion of the purchase price has been allocated to an identified intangible liability for a below-market lease in the amount of $582,000, which is amortized to rental income over the remaining non-cancelable term of the lease.
2. Pro Forma Consolidated Statements of Income
     The adjustments to the pro forma consolidated statements of income for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are as follows:
     Adjustments (AA) through (DD) inclusive relate to the pro forma adjustments made to give effect to the acquired properties in accordance with Regulation S-X Rule 11-2 and Rule 3-14. Specifically, in accordance with Rule 3-14(a)(1) audited financial statements of properties acquired should exclude items not comparable to the proposed future operations of the properties including corporate expenses. Prior to the acquisition, the properties were either self-managed or managed by third party management companies. Following the acquisitions, the properties will continue to be managed internally by us or managed by third-party managers under new management contracts. For properties that will be managed internally by us and for properties that will be managed by third-parties, property management revenues and expenses are included in the historical financial statements of the acquired properties.
          (AA) Reflects the acquisitions of 55 and 65 West Watkins on February 23, 2010, Gazelle Court on March 30, 2010 (non-operating as it was under development from the date of acquisition), Medical Center Drive on May 3, 2010, 50 West Watkins on May 7, 2010, 4775 and 4785 Executive Drive on July 15, 2010, 3500 Paramount Parkway on July 20, 2010, 11388 Sorrento Valley Road on September 10, 2010, 4570 Executive Drive on September 17, 2010, and 10240 Science Center Drive on September 23, 2010 for an aggregate purchase price of approximately $231.7 million as if they occurred on January 1, 2009. The Medical Center Drive acquisition was a sale leaseback transaction and the related pro forma adjustments include the rental revenue, tenant recoveries, and rental operations expense directly attributable to the sale leaseback of the owner occupied property based on the leases entered into on May 3, 2010.

	For the Nine Months Ended September 30, 2010
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$5,775	$1,800	$7,575
Tenant recoveries	1,539	551	2,090
Other income	—	—	—

Total revenues	7,314	2,351	9,665

Expenses:
Rental operations	1,208	136	1,344
Real estate taxes	733	502	1,235
Depreciation and amortization(3)	—	4,837	4,837

Total expenses	1,941	5,475	7,416

Net income	$5,373	$(3,124)	$2,249

	For the Year Ended December 31, 2009
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$8,035	$6,314	$14,349
Tenant recoveries	2,657	1,445	4,102

Total revenues	10,692	7,759	18,451

Expenses:
Rental operations	1,856	408	2,264
Real estate taxes	1,593	798	2,391
Depreciation and amortization(3)	—	8,697	8,697

Total expenses	3,449	9,903	13,352

Net income	$7,243	$(2,144)	$5,099

(1)	The historical financial information presented is the prior owners financial statements recorded on a cash basis.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the property and consists of amounts related to above-market leases and straight line rent, which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below-market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.
          (BB) Reflects the acquisition of the Chamberlin Portfolio from a third party that closed on October 26, 2010 for a purchase price of approximately $298.0 million, excluding closing costs, which was funded by borrowings on the Company’s unsecured line of credit, as if it closed on January 1, 2009:

	For the Nine Months Ended September 30, 2010
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses (1)	the Properties	Adjustment
Revenues:
Rental(2)	$18,147	$(1,864)	$16,283
Tenant recoveries(3)	2,394	1,331	3,725
Other income	8	—	8

Total revenues	20,549	(533)	20,016

Expenses:
Rental operations	1,459	—	1,459
Real estate taxes (4)	930	1,331	2,261
Depreciation and amortization(5)	—	10,630	10,630

Total expenses	2,389	11,961	14,350
Loss on derivative instrument(6)	(3,529)	3,529	—

Net income (loss)	$14,631	$(8,965)	$5,666

	For the Year Ended December 31, 2009
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses (1)	the Properties	Adjustment
Revenues:
Rental(2)	$18,484	$(2,079)	$16,405
Tenant recoveries(3)	2,609	2,034	4,643
Other income	20	—	20

Total revenues	21,113	(45)	21,068

Expenses:
Rental operations	1,627	—	1,627
Real estate taxes (4)	982	2,034	3,016
Depreciation and amortization(5)	—	12,331	12,331
Acquisition related expenses(7)	—	700	700

Total expenses	2,609	15,065	17,674
Gain on derivative instrument(6)	129	(129)	—

Net income (loss)	$18,633	$(15,239)	$3,394

(1)	Historical combined statement of revenues and certain expenses reported in accordance with Rule 3-14 of Regulation S-X.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the Chamberlin Portfolio and consists of amounts related to above and below-market leases, and straight line rents which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma tenant recovery revenue adjustment is based upon amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

(4)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the acquisition of the Chamberlin Portfolio by the Company that may result in a reassessment by the taxing authorities based on the purchase price of the Chamberlin Portfolio.

(5)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

(6)	The pro forma adjustment to (loss)/gain on derivative instrument relates to an interest rate swap that was not assumed at the time of acquisition.

(7)	The pro forma adjustment to acquisition related expenses is due to estimated costs incurred to acquire the Chamberlin Portfolio.
          (CC) Reflects the other subsequent acquisitions of 11404 and 11408 Sorrento Valley Road on October 15, 2010 and a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley on October 18, 2010 for an aggregate purchase price of $39.3 million and includes the assumption of a mortgage note payable in the amount of $13.3 million (including $436,000 of debt premium), with the remaining balance funded by borrowings on the Company’s unsecured line of credit:

	For the Nine Months Ended September 30, 2010
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$2,400	$(80)	$2,320
Tenant recoveries(3)	606	82	688

Total revenues	3,006	2	3,008

Expenses:
Rental operations	659	—	659
Real estate taxes(4)	232	93	325
Depreciation and amortization(5)	—	2,020	2,020

Total expenses	891	2,113	3,004

Income from operations	2,115	(2,111)	4
Interest expense(6)	(164)	60	(104)

Net income (loss)	$1,951	$(2,051)	$(100)

	For the Year Ended December 31, 2009
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$2,795	$137	$2,932
Tenant recoveries(3)	808	110	918

Total revenues	3,603	247	3,850

Expenses:
Rental operations	878	—	878
Real estate taxes(4)	309	124	433
Depreciation and amortization(5)	—	2,693	2,693
Acquisition related expenses(7)	—	196	196

Total expenses	1,187	3,013	4,200

Income from operations	2,416	(2,766)	(350)
Interest expense(6)	(984)	360	(624)

Net income (loss)	$1,432	$(2,406)	$(974)

(1)	The historical financial information presented is the prior owners financial statements recorded on a cash basis.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the properties and consists of amounts related to above and below-market leases and straight line rents, which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma tenant recovery revenue adjustment is based upon amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

(4)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the acquisition of the properties by the Company that may result in a reassessment by the taxing authorities based on the purchase price of the properties.

(5)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below-market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

(6)	The pro forma adjustment to interest expense is due to the amortization of debt premium associated with the assumption of a mortgage note payable in the amount of $13.3 million that was recorded upon assumption of the mortgage note to account for above-market interest rates. This adjustment reduces interest expense over the remaining terms of the respective mortgages using the effective interest method.

(7)	The pro forma adjustment to acquisition related expenses is due to estimated costs incurred to acquire the properties.

(DD)Reflects the interest expense as a result of debt incurred in connection with the acquisitions:

	Interest Rate			Interest Expense
		For the Nine		For the Nine
	Principal	Months Ended	For the Year Ended	Months Ended	For the Year Ended
	Amount	September 30, 2010	December 31, 2009	September 30, 2010	December 31, 2009
Unsecured line of credit	$317,665	1.4%	1.5%	$3,335	$4,765

INDEX TO FINANCIAL STATEMENTS

Page
BioMed Realty, L.P.:
Unaudited Pro Forma Consolidated Financial Statements:
Pro Forma Consolidated Balance Sheet as of September 30, 2010	F-17
Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2010	F-18
Pro Forma Consolidated Statement of Income for the year ended December 31, 2009	F-19
Notes to Pro Forma Consolidated Balance Sheet and Statements of Income	F-20

BIOMED REALTY, L.P.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
     The unaudited pro forma consolidated financial statements of BioMed Realty, L.P., a Maryland limited partnership (the “Operating Partnership”), as of September 30, 2010, and for the nine months ended September 30, 2010 and the year ended December 31, 2009, are presented as if the completed acquisition of the following properties had occurred on September 30, 2010 for the pro forma consolidated balance sheet, and on January 1, 2009 for the unaudited pro forma consolidated statements of income:
•	The acquisition of 55 and 65 West Watkins for approximately $14.4 million, which occurred on February 23, 2010;

•	The acquisition of Gazelle Court for approximately $11.6 million, which occurred on March 30, 2010;

•	The acquisition of Medical Center Drive for approximately $53.0 million, which occurred on May 3, 2010;

•	The acquisition of 50 West Watkins for approximately $14.2 million, which occurred on May 7, 2010;

•	The acquisition of 4775 and 4785 Executive Drive for approximately $27.3 million, which occurred on July 15, 2010;

•	The acquisition of 3500 Paramount Parkway for approximately $17.5 million, which occurred on July 20, 2010;

•	The acquisition of 11838 Sorrento Valley Road for approximately $12.4 million, which occurred on September 10, 2010;

•	The acquisition of 4570 Executive Drive for approximately $63.5 million, which occurred on September 17, 2010;

•	The acquisition of 10240 Science Center Drive for approximately $17.8 million, which occurred on September 23, 2010;

•	The acquisition of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley for approximately $29.4 million, including the assumption of a mortgage note of approximately $13.3 million, which occurred on October 15, 2010;

•	The acquisition of 11404 and 11408 Sorrento Valley Road for approximately $9.9 million, which occurred on October 18, 2010;

•	The acquisition of the Chamberlin Portfolio for approximately $298.0 million, which occurred on October 26, 2010;
     The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Operating Partnership and the notes thereto for the year ended December 31, 2009, included in the Operating Partnership’s General Form for Registration of Securities on Form 10 and its Form 10-Q for the quarterly period ended September 30, 2010 filed with the Securities and Exchange Commission.
     The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position or the results of operations that would actually have occurred assuming the completion of the actual or proposed acquisitions, nor do they purport to project the Operating Partnership’s financial position or results of operations as of any future date or any future period. In addition, the pro forma consolidated financial statements include pro forma allocations of the purchase price of the completed acquisition of the above properties in some cases based upon preliminary estimates of the fair-value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon completion of the acquisition and finalization of these preliminary estimates.

BIOMED REALTY, L.P.
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2010
(Unaudited)
(In thousands)

		Chamberlin	Other	Pro Forma
		Portfolio	Subsequent	BioMed Realty,
	September 30, 2010	Acquisition	Acquisitions	L.P.
		(A)	(B)
ASSETS
Investment in real estate, net	$3,207,957	$240,254	$36,059	$3,484,270
Investment in unconsolidated partnerships	58,565	—	—	58,565
Cash and cash equivalents	20,687	—	—	20,687
Restricted cash	12,384	—	—	12,384
Accounts receivable, net	7,333	—	—	7,333
Accrued straight-line rents, net	102,567	—	—	102,567
Acquired above-market leases, net	3,796	28,783	842	33,421
Deferred leasing costs, net	88,828	29,016	3,383	121,227
Deferred loan costs, net	12,394	—	—	12,394
Other assets	58,042	(5,001)	(1,265)	51,776

Total assets	$3,572,553	$293,052	$39,019	$3,904,624

LIABILITIES AND EQUITY

Liabilities:
Mortgage notes payable, net	$662,522	$—	$13,771	$676,293
Exchangeable senior notes due 2026, net	19,432	—	—	19,432
Exchangeable senior notes due 2030	180,000	—	—	180,000
Unsecured senior notes due 2020, net	247,523	—	—	247,523
Unsecured line of credit	14,050	292,999	24,666	331,715
Security deposits	10,883	—	—	10,883
Dividends and distributions payable	26,992	—	—	26,992
Accounts payable, accrued expenses, and other liabilities	75,319			75,319
Derivative instruments	5,453	—	—	5,453
Acquired lease obligations, net	8,031	53	582	8,666

Total liabilities	1,250,205	293,052	39,019	1,582,276

Equity:
Partners’ equity:
Preferred units	222,413			222,413
Limited partners’ capital	10,124	—	—	10,124
General partner’s capital	2,162,598	—	—	2,162,598
Accumulated other comprehensive loss	(72,597)	—	—	(72,597)

Total partners’ equity	2,322,538	—	—	2,322,538
Noncontrolling interests	(190)	—	—	(190)

Total equity	2,322,348	—	—	2,322,348

Total liabilities and equity	$3,572,553	$293,052	$39,019	$3,904,624

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY, L.P.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Nine Months Ended September 30, 2010
(Unaudited)
(In thousands, except per share data)

		First,
		Second and
		Third				Pro Forma
		Quarter	Chamberlin	Other	Other	BioMed
		2010	Portfolio	Subsequent	Financing	Realty,
	September 30, 2010	Acquisitions	Acquisition	Acquisitions	Transactions	L.P.
		(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$215,950	$7,575	$16,283	$2,320	$—	$242,128
Tenant recoveries	63,823	2,090	3,725	688	—	70,326
Other income	1,628	—	8	—	—	1,636

Total revenues	281,401	9,665	20,016	3,008	—	314,090

Expenses:
Rental operations	54,926	1,344	1,459	659	—	58,388
Real estate taxes	26,832	1,235	2,261	325	—	30,653
Depreciation and amortization	83,159	4,837	10,630	2,020	—	100,646
General and administrative	19,523	—	—	—	—	19,523
Acquisition related expenses	2,388	—	—	—	—	2,388

Total expenses	186,828	7,416	14,350	3,004	—	211,598

Income from operations	94,573	2,249	5,666	4	—	102,492
Equity in net loss of unconsolidated partnerships	(686)	—	—	—	—	(686)
Interest income	126	—	—	—	—	126
Interest expense	(64,719)	—	—	(104)	(3,335)	(68,158)
Loss on derivative instruments	(634)	—	—	—	—	(634)
Loss on extinguishment of debt	(2,286)	—	—	—	—	(2,286)

Net income	26,374	2,249	5,666	(100)	(3,335)	30,854
Net income attributable to noncontrolling interests	38	—	—	—	—	38

Net income attributable to the Operating Partnership	26,412	2,249	5,666	(100)	(3,335)	30,892

Preferred unit distributions	(12,722)	—	—	—	—	(12,722)

Net income available to the unitholders	$13,690	$2,249	$5,666	$(100)	$(3,335)	$18,170

Net income per unit attributable to unitholders:
Basic and diluted earnings per unit	$0.12					$0.16

Weighted-average units outstanding:
Basic	109,882,412					109,882,412

Diluted	109,882,412					109,882,412

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY, L.P.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2009
(Unaudited)
(In thousands, except per share data)

		First,
		Second and Third				Pro Forma
		Quarter	Chamberlin	Other	Other	BioMed
	December 31,	2010	Portfolio	Subsequent	Financing	Realty,
	2009	Acquisitions	Acquisition	Acquisitions	Transaction	L.P.
		(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$269,901	$14,349	$16,405	$2,932	$—	$303,587
Tenant recoveries	77,406	4,102	4,643	918	—	87,069
Other income	13,859	—	20	—	—	13,879

Total revenues	361,166	18,451	21,068	3,850	—	404,535

Expenses:
Rental operations	73,213	2,264	1,627	878	—	77,982
Real estate taxes	31,611	2,391	3,016	433	—	37,451
Depreciation and amortization	109,620	8,697	12,331	2,693	—	133,341
General and administrative	22,455	—	—	—	—	22,455
Acquisition related expenses	464	—	700	196	—	1,360

Total expenses	237,363	13,352	17,674	4,200	—	272,589

Income from operations	123,803	5,099	3,394	(350)	—	131,946
Equity in net loss of unconsolidated partnerships	(2,390)	—	—	—	—	(2,390)
Interest income	308	—	—	—	—	308
Interest expense	(64,998)	—	—	(624)	(4,765)	(70,387)
Gain on derivative instruments	203	—	—	—	—	203
Gain on extinguishment of debt	3,264	—	—	—	—	3,264

Net income	60,190	5,099	3,394	(974)	(4,765)	62,944
Net income attributable to noncontrolling interests	64	—	—	—	—	64

Net income attributable to the Operating Partnership	60,254	5,099	3,394	(974)	(4,765)	63,008
Preferred unit distributions	(16,963)	—	—	—	—	(16,963)

Net income available to the unitholders	$43,291	$5,099	$3,394	$(974)	$(4,765)	$46,045

Net income per unit attributable to the unitholders:
Basic and diluted earnings per unit	$0.45					$0.48
Weighted-average units outstanding:
Basic	94,005,382					94,005,382

Diluted	94,005,382					95,082,074

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY, L.P.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME
(Unaudited)
(Tabular amounts in thousands)
1. Adjustments to the Pro Forma Consolidated Balance Sheet
Presentation
     The accompanying unaudited pro forma consolidated balance sheet of the BioMed Realty, L.P., a Maryland limited partnership (the “Operating Partnership”) reflects adjustments for completed acquisitions as if they occurred on September 30, 2010:
•	The acquisition of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley for approximately $29.4 million, including the assumption of a mortgage note of approximately $13.3 million, which occurred on October 15, 2010;

•	The acquisition of 11404 and 11408 Sorrento Valley Road for approximately $9.9 million, which occurred on October 18, 2010; and

•	The acquisition of the Chamberlin Portfolio for approximately $298.0 million, which occurred on October 26, 2010.
     In the opinion of the Operating Partnership’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited pro forma consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on September 30, 2010, nor does it purport to represent the future financial position of the Operating Partnership.
Adjustments
     The adjustments to the pro forma consolidated balance sheet as of September 30, 2010 are as follows:
     (A) Reflects the acquisition of the Chamberlin Portfolio from a third party that closed on October 26, 2010 for approximately $298.0 million, excluding closing costs, which was funded by borrowings on the Operating Partnership’s unsecured line of credit and a reduction of $5.0 million in other assets related to a deposit previously paid for this acquisition:

Investment in real estate, net	$240,254
Intangible assets (1)	57,799
Intangible liabilities(2)	(53)

Net assets acquired	$298,000

(1)	A portion of the purchase price has been allocated to identified intangible assets for above-market leases in the amount of $28.8 million, which is amortized to rental income over the remaining non-cancelable term of the leases, and the value of in-place leases and management fees in the amount of $29.0 million, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases.

(2)	A portion of the purchase price has been allocated to identified intangible assets for a below-market lease in the amount of $53,000, which is amortized to rental income over the remaining non-cancelable term of the lease.
     (B) Reflects the other subsequent acquisitions of a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley, which occurred on October 15, 2010, and 11404 and 11408 Sorrento Valley Road, which occurred on October 18, 2010, for an aggregate purchase price of approximately $39.3 million, including the assumption of a mortgage note payable in the amount of $13.3 million (including $436,000 of debt premium), which was funded by borrowings on the Operating Partnership’s unsecured line of credit and a reduction of $1.3 million in other assets related to deposits previously paid for these acquisitions as of September 30, 2010:

Investment in real estate, net	$36,059
Intangible assets (1)	4,225
Acquired debt premium(2)	(436)
Intangible liabilities(3)	(582)

Net assets acquired	$39,266

(1)	A portion of the purchase price has been allocated to identified intangible assets for above-market leases in the amount of $842,000, which is amortized to rental income over the remaining non-cancelable term of the leases, and the value of in-place leases and management fees in the amount of $3.4 million which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases.

(2)	Debt premiums are recorded upon assumption of mortgages at the time of acquisition to account for above-market interest rates. Amortization of this premium is recorded as a reduction to interest expense over the remaining term of the respective mortgage.

(3)	A portion of the purchase price has been allocated to an identified intangible liability for a below-market lease in the amount of $582,000, which is amortized to rental income over the remaining non-cancelable term of the lease.
2. Pro Forma Consolidated Statements of Income
     The adjustments to the pro forma consolidated statements of income for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are as follows:
     Adjustments (AA) through (DD) inclusive relate to the pro forma adjustments made to give effect to the acquired properties in accordance with Regulation S-X Rule 11-2 and Rule 3-14. Specifically, in accordance with Rule 3-14(a)(1) audited financial statements of properties acquired should exclude items not comparable to the proposed future operations of the properties including corporate expenses. Prior to the acquisition, the properties were either self-managed or managed by third party management companies. Following the acquisitions, the properties will continue to be managed internally by us or managed by third-party managers under new management contracts. For properties that will be managed internally by us and for properties that will be managed by third-parties, property management revenues and expenses are included in the historical financial statements of the acquired properties.
          (AA) Reflects the acquisitions of 55 and 65 West Watkins on February 23, 2010, Gazelle Court on March 30, 2010 (non-operating as it was under development from the date of acquisition), Medical Center Drive on May 3, 2010, 50 West Watkins on May 7, 2010, 4775 and 4785 Executive Drive on July 15, 2010, 3500 Paramount Parkway on July 20, 2010, 11388 Sorrento Valley Road on September 10, 2010, 4570 Executive Drive on September 17, 2010, and 10240 Science Center Drive on September 23, 2010 for an aggregate purchase price of approximately $231.7 million as if they occurred on January 1, 2009. The Medical Center Drive acquisition was a sale leaseback transaction and the related pro forma adjustments include the rental revenue, tenant recoveries, and rental operations expense directly attributable to the sale leaseback of the owner occupied property based on the leases entered into on May 3, 2010.

	For the Nine Months Ended September 30, 2010
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$5,775	$1,800	$7,575
Tenant recoveries	1,539	551	2,090
Other income	—	—	—

Total revenues	7,314	2,351	9,665

Expenses:
Rental operations	1,208	136	1,344
Real estate taxes	733	502	1,235
Depreciation and amortization(3)	—	4,837	4,837

Total expenses	1,941	5,475	7,416

Net income	$5,373	$(3,124)	$2,249

	For the Year Ended December 31, 2009
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$8,035	$6,314	$14,349
Tenant recoveries	2,657	1,445	4,102

Total revenues	10,692	7,759	18,451

Expenses:
Rental operations	1,856	408	2,264
Real estate taxes	1,593	798	2,391
Depreciation and amortization(3)	—	8,697	8,697

Total expenses	3,449	9,903	13,352

Net income	$7,243	$(2,144)	$5,099

(1)	The historical financial information presented is the prior owners financial statements recorded on a cash basis.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the property and consists of amounts related to above-market leases and straight line rent, which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below-market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.
     (BB) Reflects the acquisition of the Chamberlin Portfolio from a third party that closed on October 26, 2010 for a purchase price of approximately $298.0 million, excluding closing costs, which was funded by borrowings on the Operating Partnership’s unsecured line of credit, as if it closed on January 1, 2009:

	For the Nine Months Ended September 30, 2010
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses (1)	the Properties	Adjustment
Revenues:
Rental(2)	$18,147	$(1,864)	$16,283
Tenant recoveries(3)	2,394	1,331	3,725
Other income	8	—	8

Total revenues	20,549	(533)	20,016

Expenses:
Rental operations	1,459	—	1,459
Real estate taxes (4)	930	1,331	2,261
Depreciation and amortization(5)	—	10,630	10,630

Total expenses	2,389	11,961	14,350
Loss on derivative instrument(6)	(3,529)	3,529	—

Net income (loss)	$14,631	$(8,965)	$5,666

	For the Year Ended December 31, 2009
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses (1)	the Properties	Adjustment
Revenues:
Rental(2)	$18,484	$(2,079)	$16,405
Tenant recoveries(3)	2,609	2,034	4,643
Other income	20	—	20

Total revenues	21,113	(45)	21,068

Expenses:
Rental operations	1,627	—	1,627
Real estate taxes (4)	982	2,034	3,016
Depreciation and amortization(5)	—	12,331	12,331
Acquisition related expenses(7)	—	700	700

Total expenses	2,609	15,065	17,674
Gain on derivative instrument(6)	129	(129)	—

Net income (loss)	$18,633	$(15,239)	$3,394

(1)	Historical combined statement of revenues and certain expenses reported in accordance with Rule 3-14 of Regulation S-X.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the Chamberlin Portfolio and consists of amounts related to above and below-market leases, and straight line rents which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma tenant recovery revenue adjustment is based upon amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

(4)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the acquisition of the Chamberlin Portfolio by the Operating Partnership that may result in a reassessment by the taxing authorities based on the purchase price of the Chamberlin Portfolio.

(5)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

(6)	The pro forma adjustment to (loss)/gain on derivative instrument relates to an interest rate swap that was not assumed at the time of acquisition.

(7)	The pro forma adjustment to acquisition related expenses is due to estimated costs incurred to acquire the Chamberlin Portfolio.
          (CC) Reflects the other subsequent acquisitions of 11404 and 11408 Sorrento Valley Road on October 15, 2010 and a nine-building business park located between Roselle Street and Flintkote Avenue in Sorrento Valley on October 18, 2010 for an aggregate purchase price of $39.3 million and includes the assumption of a mortgage note payable in the amount of $13.3 million (including $436,000 of debt premium), with the remaining balance funded by borrowings on the Operating Partnership’s unsecured line of credit:

	For the Nine Months Ended September 30, 2010
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$2,400	$(80)	$2,320
Tenant recoveries(3)	606	82	688

Total revenues	3,006	2	3,008

Expenses:
Rental operations	659	—	659
Real estate taxes(4)	232	93	325
Depreciation and amortization(5)	—	2,020	2,020

Total expenses	891	2,113	3,004

Income from operations	2,115	(2,111)	4
Interest expense(6)	(164)	60	(104)

Net income (loss)	$1,951	$(2,051)	$(100)

	For the Year Ended December 31, 2009
		Adjustments
		Resulting from
		Purchasing	Pro Forma
	Historical (1)	the Properties	Adjustment
Revenues:
Rental(2)	$2,795	$137	$2,932
Tenant recoveries(3)	808	110	918

Total revenues	3,603	247	3,850

Expenses:
Rental operations	878	—	878
Real estate taxes(4)	309	124	433
Depreciation and amortization(5)	—	2,693	2,693
Acquisition related expenses(7)	—	196	196

Total expenses	1,187	3,013	4,200

Income from operations	2,416	(2,766)	(350)
Interest expense(6)	(984)	360	(624)

Net income (loss)	$1,432	$(2,406)	$(974)

(1)	The historical financial information presented is the prior owners financial statements recorded on a cash basis.

(2)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the properties and consists of amounts related to above and below-market leases and straight line rents, which are being amortized over the remaining non-cancelable term of the respective leases.

(3)	The pro forma tenant recovery revenue adjustment is based upon amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

(4)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the acquisition of the properties by the Operating Partnership that may result in a reassessment by the taxing authorities based on the purchase price of the properties.

(5)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below-market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

(6)	The pro forma adjustment to interest expense is due to the amortization of debt premium associated with the assumption of a mortgage note payable in the amount of $13.3 million that was recorded upon assumption of the mortgage note to account for above-market interest rates. This adjustment reduces interest expense over the remaining terms of the respective mortgages using the effective interest method.

(7)	The pro forma adjustment to acquisition related expenses is due to estimated costs incurred to acquire the properties.
          (DD) Reflects the interest expense as a result of debt incurred in connection with the acquisitions:

	Interest Rate			Interest Expense
		For the Nine		For the Nine
	Principal	Months Ended	For the Year Ended	Months Ended	For the Year Ended
	Amount	September 30, 2010	December 31, 2009	September 30, 2010	December 31, 2009
Unsecured line of credit	$317,665	1.4%	1.5%	$3,335	$4,765

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2010	BIOMED REALTY , L.P.
	By:	BioMed Realty Trust, Inc. its general partner
	By:	/s/ GREG N. LUBUSHKIN
		Name:	Greg N. Lubushkin
		Title:	Chief Financial Officer